UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2006

Burlington Northern Santa Fe

Investment and Retirement Plan

(Full Title of Plan)

Commission File No. 333-19241

The Burlington Northern and Santa Fe Railway Company

401(k) Plan for TCU Employees

(Full Title of the Plan)

Commission File No. 33-62829

The Burlington Northern and Santa Fe Railway Company Non-Salaried Employees 401(k) Retirement Plan

(Full Title of Plan)

Commission File No. 33-63249

BURLINGTON NORTHERN SANTA FE CORPORATION

2650 Lou Menk Drive, Second Floor

Fort Worth, Texas 76131-2830

(Name of issuer of securities held pursuant to the plans and the address of its principal executive office)

1-11535	41-1804964
(Commission File Number)	(I.R.S. Employer Identification No.)

(800) 795-2673

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Former Independent Accountant for Benefit Plans.

On January 18, 2006, each of the Burlington Northern Santa Fe Investment and Retirement Plan, The Burlington Northern and Santa Fe Railway Company 401(k) Plan for TCU Employees, and The Burlington Northern and Santa Fe Railway Company Non-Salaried Employees 401(k) Retirement Plan (collectively, the “Plans”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent accountant for the Plans.

PwC remains the independent registered public accounting firm for Burlington Northern Santa Fe Corporation (the “Company”), the sponsor of the Plans. The dismissal of PwC described above relates only to the Plans. These dismissals were approved by the Audit Committee of the Company.

During the years ended December 31, 2004 and 2003 and through January 18, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the Plans’ financial statements for such years.

None of the “reportable events” described under Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2004 and 2003 and through January 18, 2006.

The reports issued by PwC on the financial statements of the Plans as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. The Plans provided PwC with a copy of the foregoing disclosures, and a letter from PwC confirming its agreement with these disclosures is attached as Exhibit 16.1 to this report.

(b) New Independent Accountant for Benefit Plans

On January 18, 2006, the Plans retained Whitley Penn (“WP”) as the new independent accountant to audit the financial statements of the Plans for the fiscal year ended December 31, 2005 following a value for services assessment of WP’s proposed audit plan. The appointment of WP was approved by the Company’s Audit Committee. During the years ended December 31, 2004 and 2003, and through January 18, 2006, none of the Plans consulted with WP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plans’ financial statements, and neither a written report was provided to the Plans nor oral advice was provided that WP concluded was an important factor considered by the Plans in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

See Exhibits index included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Burlington Northern Santa Fe Investment and Retirement Plan

By:	/s/ Jeanne E. Michalski
Vice President of Human Resources and Medical

The Burlington Northern and Santa Fe Railway Company 401(k) Plan for TCU Employees

By:	/s/ Carlos Green
Member, Review Committee

The Burlington Northern and Santa Fe Railway Company Non-Salaried Employees 401(k) Retirement Plan

By:	/s/ Jeanne E. Michalski
Vice President of Human Resources and Medical

Date: January 20, 2006

BURLINGTON NORTHERN SANTA FE CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP dated January 20, 2006, to the Securities and Exchange Commission.